Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com

January 25, 2019

Dear Shareholder:

The Board of Trustees of Virtus Equity Trust (the “Trust”) has approved the reorganization of Virtus Strategic Allocation Fund (“Strategic Allocation”), a series of the Trust, into Virtus Tactical Allocation Fund (“Tactical Allocation”), a separate series of the Trust. The reorganization is expected to be completed on or about January 25, 2019. Once the reorganization is completed, you will become a shareholder of Tactical Allocation and will receive shares of the corresponding class of Tactical Allocation with an aggregate net asset value equal to the aggregate net asset value of your investment in Strategic Allocation. You will not incur any sales charges in connection with the reorganization.

The Board of Trustees of the Trust has carefully considered and unanimously approved the reorganization, as set forth in the Plan and described in the accompanying materials, and believes that the reorganization is in the best interests of Strategic Allocation and its shareholders. The Board of Trustees believes that the reorganization offers you the opportunity to pursue your investment goals in a larger fund with lower expenses. Tactical Allocation’s investment objective and its investment strategies are similar to those of Strategic Allocation. The expenses associated with the reorganization will be paid by Strategic Allocation and Tactical Allocation, and will be allocated pro rata based on their assets under management.

You are not being asked to vote on, or take any other action in connection with, the reorganization.

If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m. We are committed to serving you and appreciate your continued investment in Virtus Mutual Funds.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

Mutual Funds distributed by VP Distributors, LLC

ACQUISITION OF ASSETS OF

VIRTUS STRATEGIC ALLOCATION FUND

a series of

Virtus Equity Trust

c/o VP Distributors, LLC

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

VIRTUS TACTICAL ALLOCATION FUND

a series of

Virtus Equity Trust

c/o VP Distributors, LLC

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

PROSPECTUS/INFORMATION STATEMENT

DATED JANUARY 11, 2019

This Prospectus/Information Statement is being furnished in connection with the reorganization of Virtus Strategic Allocation Fund (“Strategic Allocation”), a series of Virtus Equity Trust (the “Trust”), into the Virtus Tactical Allocation Fund (“Tactical Allocation”), another series of the Trust. This Prospectus/Information Statement is being mailed on or about January 28, 2019.

GENERAL

The Board of Trustees of the Trust has approved the reorganization of Strategic Allocation into Tactical Allocation. Tactical Allocation and Strategic Allocation are sometimes referred to in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds."

In the reorganization, all of the assets of Strategic Allocation will be acquired by Tactical Allocation in exchange for Class A and Class C shares of Tactical Allocation and the assumption by Tactical Allocation of the liabilities of Strategic Allocation (the “Reorganization”). Class A and Class C shares of Tactical Allocation will be distributed to each shareholder in liquidation of Strategic Allocation, and Strategic Allocation will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Tactical Allocation which have an aggregate net asset value equal to the aggregate net asset value of your shares of Strategic Allocation.

Each of Tactical Allocation and Strategic Allocation is a separate diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of Tactical Allocation is similar to that of Strategic Allocation, as follows:

Fund	Investment Objective

Strategic Allocation	Reasonable income, long-term capital growth and conservation of capital.

Tactical Allocation	Capital appreciation and income.

The investment strategies for Tactical Allocation are similar to those for Strategic Allocation, but there are some differences. Strategic Allocation targets an asset allocation consisting of approximately 45% in U.S. equity securities, 15% in non-U.S. equity securities and 40% in fixed income securities, while Tactical Allocation uses a tactical allocation approach applying the following percentages: 25% to 60% invested in U.S. equity securities, 5% to 30% invested in non-U.S. equity securities and 35% to 60% invested in fixed income securities. For their U.S. equity allocations, both Funds invest in equity securities of large market capitalization companies, but Tactical Allocation has an investment policy of investing 65% of its assets in large market capitalization companies that may be changed only upon 60 days' written notice to shareholders. While both Funds’ fixed income allocations may be invested in all sectors of fixed income securities, but primarily in investment grade bonds, only Strategic Allocation endeavors to minimize its risk exposure by monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fixed income portion of the Fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

Virtus Investment Advisers, Inc. (“VIA”) serves as the investment adviser for both Funds, and Duff & Phelps Investment Management Co. (“Duff & Phelps”) (international equity portion), Kayne Anderson Rudnick Investment Management, LLC (“KAR”) (domestic equity portion) and Newfleet Asset Management, LLC (“Newfleet”) (fixed income portion), each an affiliate of VIA, serve as the investment subadvisers for both Funds.

This Prospectus/Information Statement explains concisely the information about Tactical Allocation that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

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Information about Strategic Allocation:	How to Obtain this Information:

Prospectus of the Trust relating to Strategic Allocation, dated March 6, 2018, as supplemented

Statement of Additional Information of the Trust relating to Strategic Allocation, dated March 6, 2018, as supplemented

Annual Report of the Trust relating to Strategic Allocation for the year ended September 30, 2018

Copies are available upon request and without charge if you:

•     Visit www.virtus.com on the Internet;

•      Write to VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103; or

•      Call (800) 243-1574 toll-free.

Information about Tactical Allocation:	How to Obtain this Information:

Prospectus of the Trust relating to Tactical Allocation, dated March 6, 2018, as supplemented, the Summary Prospectus of which accompanies this Prospectus/Information Statement

Statement of Additional Information of the Trust relating to Tactical Allocation, dated March 6, 2018, as supplemented

Annual Report of the Trust relating to Tactical Allocation for the year ended September 30, 2018

Copies are available upon request and without charge if you:

•      Visit www.virtus.com on the Internet;

•      Write to VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103; or

•      Call (800) 243-1574 toll-free.

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated January 11, 2019, which relates to this Prospectus/Information Statement and the Reorganization	Copies are available upon request and without charge if you: • Write to VP Distributors, LLC 100 Pearl Street Hartford, CT 06103; or • Call (800) 243-1574 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

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Information relating to both Tactical Allocation and Strategic Allocation is contained in the Prospectus of the Trust dated March 6, 2018, as supplemented (SEC File No. 811-00945; 002-16590) and is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) The Statement of Additional Information dated January 11, 2019 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of the Trust relating to Tactical Allocation and Strategic Allocation for the year ended September 30, 2018, and pro forma financial information of the Trust relating to Tactical Allocation for the 12-month period ended September 30, 2018, is incorporated by reference in its entirety in this document.

The Securities and Exchange Commission has not determined that the information in this Prospectus/Information Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.

An investment in Tactical Allocation:

•	is not a deposit of, or guaranteed by, any bank
•	is not insured by the FDIC, the Federal Reserve Board or any other government agency
•	is not endorsed by any bank or government agency
•	involves investment risk, including possible loss of the purchase payment of your original investment

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SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES

OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE

INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE

REORGANIZATION, YOU SHOULD READ THIS ENTIRE

PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statement of Additional Information relating to the Funds and the form of the Plan, which is attached to this Prospectus/Information Statement as Exhibit A.

Why is the Reorganization being proposed?

The proposed Reorganization will allow shareholders of Strategic Allocation to own a fund that is similar in style and with a greater amount of combined assets after the Reorganization. Tactical Allocation has a similar investment objective and investment strategies and identical risks to those of Strategic Allocation, but Tactical Allocation will have lower total fund operating expenses than Strategic Allocation on a pro forma basis after the Reorganization. The Reorganization is also expected to create better efficiencies for the portfolio management team and perhaps lower expenses for Tactical Allocation as assets grow, which will also benefit shareholders of Strategic Allocation.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of Strategic Allocation to Tactical Allocation in exchange for Class A and Class C shares of Tactical Allocation;
•	the assumption by Tactical Allocation of all of the liabilities of Strategic Allocation;
•	the liquidation of Strategic Allocation by distribution of Class A and Class C shares of Tactical Allocation to Strategic Allocation’s shareholders; and
•	the structuring of the Reorganization in a manner intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is expected to be completed on or about January 25, 2019.

After the Reorganization, what shares will I own?

If you own Class A and Class C shares of Strategic Allocation, you will own Class A and Class C shares, respectively, of Tactical Allocation. The new shares you receive will have the same total value as your shares of Strategic Allocation, as of the close of business on the day immediately prior to the Reorganization.

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How will the Reorganization affect me?

It is anticipated that the Reorganization will result in better operating efficiencies. Upon the reorganization of Strategic Allocation into Tactical Allocation, operating efficiencies may be achieved by Tactical Allocation because it will have a greater level of assets. As of June 30, 2018, Tactical Allocation’s net assets were approximately $150.1 million and Strategic Allocation’s net assets were approximately $477.7 million. It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. For the 12 months ended September 30, 2018, Tactical Allocation’s management fee was 0.70% and total gross fund operating expenses for Class A and Class C shares were 1.28% and 2.06%, respectively, while Strategic Allocation’s management fee was 0.55% and total gross operating expenses for Class A and Class C shares were 1.09% and 1.86%, respectively; however, as of December 1, 2018, Tactical Allocation’s management fee was reduced to 0.55%, and total operating expenses are expected to be reduced to 1.10% and 1.86% for the Class A and Class C shares, respectively, on a pro forma basis. In addition, Tactical Allocation will implement contractual expense limits that will limit total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to 1.15% for Class A and 1.90% for Class C shares, respectively, through January 31, 2021.

After the Reorganization, the value of your shares will depend on the performance of Tactical Allocation rather than that of Strategic Allocation. The Board of Trustees of the Trust believes that the Reorganization will benefit both Tactical Allocation and Strategic Allocation. The costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, are estimated to be $52,500 and will be paid by Tactical Allocation and Strategic Allocation, allocated pro rata based on assets under management.

Like Strategic Allocation, Tactical Allocation pays dividends from net investment income on a quarterly basis and distributes net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A and Class C shares of Tactical Allocation or distributed in cash, in accordance with your election.

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A and Class C shares, as applicable, of Tactical Allocation in the same manner as you did for your shares of Strategic Allocation before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives and principal investment strategies compare?

The investment objective of Tactical Allocation is similar to that of Strategic Allocation in that both Funds seek income and capital appreciation or capital growth, but Strategic Allocation also seeks conservation of capital. The investment objectives of both Tactical Allocation and Strategic Allocation are non-fundamental, which means that each may be changed by vote of the respective Fund’s Trustees and without shareholder approval, upon 60 days’ notice to shareholders. The investment strategies of the Funds are also similar.

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The following tables summarize a comparison of Tactical Allocation and Strategic Allocation with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statement of Additional Information relating to the Funds.

	Tactical Allocation	Strategic Allocation

Investment Objective	Capital appreciation and income.	Reasonable income, long-term capital growth and conservation of capital.

Principal Investment Strategies

Diversified across equity and fixed income securities, the fund’s tactical allocation approach seeks to generate a combination of capital appreciation and income. For the fund’s U.S. equity allocation, the subadviser invests in a select group of large market capitalization growth companies believed by the fund's subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles. For the fund’s non-U.S. equity exposure, which may be implemented through American Depositary Receipts (ADRs), the subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets.

The fund targets an asset allocation consisting of approximately 45% in U.S. equity securities, 15% in non-U.S. equity securities and 40% in fixed income securities. For the fund’s U.S equity allocation, the subadviser invests in a select group of large market capitalization growth companies believed by the fund's subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles. For the fund's non-U.S. equity exposure, which may be implemented through American Depositary Receipts (ADRs), the subadviser's process is driven by bottom-up fundamental research and informed by top-down macro views. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets. Allocation percentages are measured at time of purchase.

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The fund invests in U.S. equity, non-U.S. equity and fixed income securities using a tactical allocation approach. Generally, the following percentages apply: 25% to 60% invested in U.S. equity securities, 5% to 30% invested in non-U.S. equity securities and 35% to 60% invested in fixed income securities. The equity allocation is invested in common, preferred, and ADR securities. The fund invests the fixed income portion of the portfolio in all sectors of fixed income securities, primarily in investment grade bonds; however, it may invest in high-yield/high-risk (“junk bonds”), bank loans (which are generally floating rate), mortgage-backed and asset-backed, government, corporate, and municipal debt obligations. Normally, the fund’s fixed income allocation has a dollar-weighted average duration of between two and eight years. The fund may invest in both U.S. and foreign (non-U.S.) securities, including those of issuers in emerging market countries, and may invest in issuers of any size. Allocation percentages are measured at time of purchase.

Generally, the fund’s U.S. equity investments are in large market capitalization companies.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objectives.

Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The equity allocation is invested in common, preferred, and ADR securities. The fund invests the fixed income portion of its portfolio in all sectors of fixed income securities, primarily in investment grade bonds; however, it may invest in high-yield/high-risk fixed income securities ("junk bonds"), including bank loans (which are generally floating rate). These sectors include, but are not limited to mortgage- and asset-backed, government, corporate, and municipal debt obligations. Normally, the fund’s fixed income allocation has a dollar-weighted average duration of between two and eight years.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objectives.

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While the investment strategies for Tactical Allocation are similar to those for Strategic Allocation, there are some differences. Strategic Allocation targets an asset allocation consisting of approximately 45% in U.S. equity securities, 15% in non-U.S. equity securities and 40% in fixed income securities, while Tactical Allocation uses a tactical allocation approach applying the following percentages: 25% to 60% invested in U.S. equity securities, 5% to 30% invested in non-U.S. equity securities and 35% to 60% invested in fixed income securities. For their U.S. equity allocations, both Funds invest in equity securities of large market capitalization companies, but Tactical Allocation has an investment policy of investing 65% of its assets in large market capitalization companies that may be changed only upon 60 days' written notice to shareholders. While both Funds’ fixed income allocations may be invested in all sectors of fixed income securities, but primarily in investment grade bonds, only Strategic Allocation endeavors to minimize its risk exposure by monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fixed income portion of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

The principal risks of the Funds are identical. For a discussion of the Funds’ principal risks, see the section entitled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statement of Additional Information of the Funds.

Although Tactical Allocation and Strategic Allocation have similar investment objectives and principal investment strategies, some of the securities held by Strategic Allocation may be sold after the Reorganization in order to comply with the investment practices of Tactical Allocation in connection with the Reorganization. For any such sales, the transaction costs will be borne by Tactical Allocation. Such costs are ultimately borne by the combined Fund’s shareholders. In addition, the disposition of assets acquired through the Reorganization by Tactical Allocation may result in taxable gains or losses on those assets, which will accrue to all of the combined Fund’s shareholders.

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The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

How do the Funds’ fees and expenses compare?

Tactical Allocation offers two classes of shares (Class A and Class C). Strategic Allocation also offers two classes of shares (Class A and Class C). Both Funds have also registered Class T shares, but they are not currently available for purchase. The Funds’ Class T shares are not part of this Reorganization and are not discussed in this document; however, you may refer to each Fund’s Prospectus and Statement of Additional Information for more information on its Class T shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A and Class C shares of each of the Funds. The columns entitled “Tactical Allocation (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A and Class C shares of Tactical Allocation and Strategic Allocation, set forth in the following tables and in the examples, are based on the expenses for the 12-month period ended September 30, 2018. The amounts for Class A and Class C shares of Tactical Allocation (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of Tactical Allocation would have been for the 12-month period ended September 30, 2018, assuming the Reorganization had taken place on October 1, 2017.

Shareholder Fees (fees paid directly from your investment)

	Strategic Allocation Class A	Tactical Allocation Class A	Tactical Allocation (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load)	None	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Strategic Allocation Class A	Tactical Allocation Class A	Tactical Allocation (Pro Forma) Class A
Management Fees	0.55%	0.70%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.28%(b)	0.32%(b)	0.29%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.09%	1.28%	1.10%

Shareholder Fees (fees paid directly from your investment)

	Strategic Allocation Class C	Tactical Allocation Class C	Tactical Allocation (Pro Forma) Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%(a)	1.00%(a)	1.00%(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Strategic Allocation Class C	Tactical Allocation Class C	Tactical Allocation (Pro Forma) Class C
Management Fees	0.55%	0.70%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.30%(b)	0.35%(b)	0.30%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.86%	2.06%	1.86%

(a)       The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)       Restated to reflect certain contract and expense allocation changes.

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The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Funds and Tactical Allocation (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. They show your costs if you sold your shares at the end of the period or continued to hold them. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

	Class A
	One Year	Three Years	Five Years	Ten Years
Strategic Allocation	$680	$902	$1,141	$1,827
Tactical Allocation	$698	$958	$1,237	$2,031
Tactical Allocation (Pro Forma)	$681	$905	$1,146	$1,838

	Class C
	One Year	Three Years	Five Years	Ten Years
Strategic Allocation	$289	$585	$1,006	$2,180
Tactical Allocation	$309	$646	$1,108	$2,390
Tactical Allocation (Pro Forma)	$289	$585	$1,006	$2,180

You would pay the following expenses if you did not redeem your shares:

	Class C
	One Year	Three Years	Five Years	Ten Years
Strategic Allocation	$189	$585	$1,006	$2,180
Tactical Allocation	$209	$646	$1,108	$2,390
Tactical Allocation (Pro Forma)	$189	$585	$1,006	$2,180

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Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, Strategic Allocation’s portfolio turnover rate was 34% of the average value of its portfolio, while Tactical Allocation’s portfolio turnover rate was 41% of the average value of its portfolio.

How do the Funds’ performance records compare?

The following charts show how the shares of Strategic Allocation and Tactical Allocation have performed in the past. Performance for Class T Shares is not shown here as Class T shares of the Funds have not begun operations. The Class A shares of Strategic Allocation commenced operations on December 31, 1975, and the Class C shares commenced operations on April 19, 2005. The Class A shares of Tactical Allocation commenced operations on September 6, 1940, and the Class C shares commenced operations on August 26, 1999. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss year to year over a 10-year period for the Class A shares of Strategic Allocation and Tactical Allocation.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return has varied from year to year. These charts include the effects of fund expenses. Each Fund's average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Strategic Allocation – Class A

Year-to-date performance (through September 30, 2018) is 6.60%

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Tactical Allocation – Class A

Year-to-date performance (through September 30, 2018) is 6.47%

The next set of tables lists the average annual total return by share class of Strategic Allocation and Tactical Allocation for the past one, five and ten years (through December 31, 2017). The after-tax returns shown are for Class A shares of Strategic Allocation and Tactical Allocation; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with three broad-based securities market indexes and a composite benchmark that reflects the target allocation of the fund, a description of each of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2017)(1)

Strategic Allocation	1 Year Ended 12/31/17	5 Years Ended 12/31/17	10 Years Ended 12/31/17
Class A shares
Return Before Taxes	12.84%	5.63%	4.35%
Return After Taxes on Distributions(2)	12.12%	3.72%	3.15%
Return After Taxes on Distributions and Sale of Fund Shares(2)	7.56%	3.98%	3.16%
Class C shares
Return Before Taxes	18.82%	6.09%	4.18%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
MSCI EAFE® Index (net)	25.03%	7.90%	1.94%
Russell 1000® Growth Index	30.21%	17.33%	10.00%
Strategic Allocation Fund Linked Benchmark	18.18%	10.58%	7.14%

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Tactical Allocation	1 Year Ended 12/31/17	5 Years Ended 12/31/17	10 Years Ended 12/31/17
Class A shares
Return Before Taxes	12.95%	6.07%	4.73%
Return After Taxes on Distributions(2)	12.03%	3.92%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares(2)	7.68%	4.25%	3.40%
Class C shares
Return Before Taxes	19.00%	6.54%	4.58%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
MSCI EAFE® Index (net)	25.03%	7.90%	1.94%
Russell 1000® Growth Index	30.21%	17.33%	10.00%
Tactical Allocation Fund Linked Benchmark	18.18%	9.70%	6.94%

(1)	The Funds’ average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in each Fund’s Class A shares and a full redemption in each Fund’s Class C shares.

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(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Effective September 7, 2016, the Strategic Allocation Fund Linked Benchmark and the Tactical Allocation Fund Linked Benchmark both consist of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the Strategic Allocation Linked Benchmark prior to September 7, 2016 represents an allocation consisting of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the Tactical Allocation Fund Linked Benchmark prior to September 7, 2016 represents an allocation consisting of 50% S&P 500® Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index. The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Who will be the Adviser and Subadvisers of my Fund after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Funds

The overall management of Tactical Allocation and Strategic Allocation is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Adviser

Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) is the investment adviser for the Funds and is responsible for managing each Fund’s investment program and for the general operations of the Funds, including oversight of the Funds’ Subadvisers and recommending their hiring, termination and replacement.

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Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc.

•	The Adviser acts as the investment adviser for over 40 open- and closed-end funds, with assets under management of approximately $31.7 billion as of September 30, 2018.

•	The Adviser is located at 100 Pearl Street, Hartford, Connecticut 06103.

Subadvisers

The Funds’ subadvisers are Duff & Phelps Investment Management Co. (“Duff & Phelps”) (international equity portion), Kayne Anderson Rudnick Investment Management, LLC (“KAR”) (domestic equity portion) and Newfleet Asset Management, LLC (“Newfleet”) (fixed income portion) (each, a “Subadviser”). Pursuant to separate Subadvisory Agreements with the Adviser, each Subadviser is responsible for the day-to-day management of the portion of the Funds’ portfolios allocated to it.

Facts about the Subadvisers:

•	Duff & Phelps, an affiliate of VIA, is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Duff & Phelps acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2018, Duff & Phelps had approximately $9.9 billion in assets under management.

•	KAR, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of September 30, 2018, KAR had approximately $26.8 billion in assets under management.

•	Newfleet, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of September 30, 2018, Newfleet had approximately $11.4 billion in assets under management.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

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Portfolio Management

David L. Albrycht, CFA. Mr. Albrycht has served as a Portfolio Manager of Strategic Allocation since 2012 and of Tactical Allocation since 2011. He is President and Chief Investment Officer at Newfleet (since June 2011). Until June 2011, he was executive managing director (2008 to 2011) and vice president (2005 to 2008), fixed income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates beginning in 1991.

Frederick A. Brimberg. Mr. Brimberg has served as a Portfolio Manager of Strategic Allocation and of Tactical Allocation since 2012. He is Senior Managing Director and Senior Portfolio Manager at Duff & Phelps (since August 2016), an affiliate of VIA. He was previously Senior Managing Director and Senior Portfolio Manager (2012 to 2017) at Euclid Advisors LLC (“Euclid”), a former affilliate of Duff & Phelps and VIA. Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management and its predecessor Lexington Management, with a focus on global equity investing. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with positions at Brimberg & Co., and Lehman Brothers.

Doug Foreman, CFA. Mr. Foreman has served as a Portfolio Manager of Strategic Allocation and of Tactical Allocation since 2016. He is Chief Investment Officer (since January 2014), and previously was Co-Chief Investment Officer (2013), playing a leadership role in KAR's equity investment operations and is a member of KAR’s Executive Management Committee. Before joining KAR in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW) (1994 to 2006).

Stephen H. Hooker, CFA. Mr. Hooker has served as a Portfolio Manager of Strategic Allocation since 2017 and of Tactical Allocation since 2018. He is a Managing Director and Portfolio Manager at Newfleet (since 2011). He is responsible for the paper and packaging and chemicals industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

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Please refer to the Statement of Additional Information for additional information about Tactical Allocation’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of Tactical Allocation.

Advisory Fees

For its management and supervision of the daily business affairs of Tactical Allocation, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Tactical Allocation’s net assets at the following annual rates:

First $1 billion	0.55%
Over $1 billion up to $2 billion	0.50%
Over $2 billion	0.45%

In addition, the Adviser will implement contractual expense limits that will limit total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to 1.15% for Class A and 1.90% for Class C shares of Tactical Allocation through January 31, 2021.

Subadvisory Fees

Under the terms of the Subadvisory Agreements, each Subadviser is paid by the Adviser for providing advisory services to Tactical Allocation. The Fund does not pay fees to the Subadvisers. The Adviser pays each Subadviser a subadvisory fee at the rate of 50% of the net advisory fee for the portion of Tactical Allocation’s assets that are allocated to it.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of Sullivan & Worcester LLP that, for U.S. federal income tax purposes, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result, for U.S. federal income tax purposes, no gain or loss will be recognized by Strategic Allocation or its shareholders as a result of receiving shares of Tactical Allocation in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Tactical Allocation that are received by the shareholders of Strategic Allocation will be the same as the holding period and aggregate tax basis of the shares of Strategic Allocation previously held by such shareholders, provided that such shares of Strategic Allocation are held as capital assets. In addition, no gain or loss will be recognized by Tactical Allocation upon the receipt of the assets of Strategic Allocation in exchange for shares of Tactical Allocation and the assumption by Tactical Allocation of Strategic Allocation’s liabilities, and the holding period and tax basis of the assets of Strategic Allocation in the hands of Tactical Allocation as a result of the Reorganization will be the same as in the hands of Strategic Allocation immediately prior to the Reorganization.

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RISKS

Are the risk factors for the Funds similar?

Yes. The risk factors are the same due to the similar investment objectives and investment policies of the Funds. The risks of Tactical Allocation are described in greater detail in that Fund’s Prospectus and Statement of Additional Information.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following disclosure highlights the primary risks associated with investment in each of the Funds.

Each of the Funds is subject to Credit Risk, Currency Rate Risk, Depositary Receipts Risk, Emerging Market Investing Risk, Equity Securities Risk, Foreign Investing Risk, Growth Stocks Risk, High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk, Interest Rate Risk, Large Market Capitalization Companies Risk, Loan Risk, Long-Term Maturities/Durations Risk, Market Volatility Risk, Mortgage-Backed and Asset-Backed Securities Risk, Municipal Bond Market Risk, Preferred Stock Risk and U.S. Government Securities Risk.

•	Credit Risk – The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

•	Currency Rate Risk – Because the foreign securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

•	Depositary Receipts Risk – The fund may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

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•	Emerging Market Investing Risk – The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that the fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

•	Equity Securities Risk – Equity securities are subject to the risk that, generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

•	Foreign Investing Risk – Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•	Growth Stocks Risk – Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

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•	High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk – Securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s, may be known as “high-yield” securities and are commonly referred to as “junk bonds.” The highest of the ratings among S&P, Fitch and Moody's is used to determine the security's classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the fund's subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

•	Interest Rate Risk – The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

•	Large Market Capitalization Companies Risk – The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•	Loan Risk – Investing in loans carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, the fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

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Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the fund could enforce its rights directly against the borrower.

•	Long-Term Maturities/Durations Risk – Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

•	Market Volatility Risk – The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods. Instability in the financial markets has exposed each fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

•	Mortgage-Backed and Asset-Backed Securities Risk – The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the fund. Early payoffs in the loans underlying such securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

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•	Municipal Bond Market Risk – The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. The fund may invest in municipal obligations that do not appear to be related, but in fact depend on the financial rating or support of a single government unit, in which case, events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

•	Preferred Stock Risk – Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

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•	U.S. Government Securities Risk – Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Please refer to each Fund’s Prospectus and Statement of Additional Information for more information on risks.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Funds have similar investment objectives. The Reorganization will allow shareholders of Strategic Allocation to own a fund that is similar in style, and with a greater amount of assets. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for Tactical Allocation, which could benefit shareholders of Strategic Allocation.

At a Board meeting held on November 13-15, 2018, all of the Trustees of the Trust on behalf of Strategic Allocation, including the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the 1940 Act (the “Disinterested Trustees”), considered and approved the Reorganization as set forth in the Plan. They determined that the Reorganization was in the best interests of Strategic Allocation and its shareholders, and that the interests of existing shareholders of Strategic Allocation will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information provided with respect to the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Tactical Allocation has similar investment objectives and similar investment strategies as Strategic Allocation. They further noted that Tactical Allocation’s pro forma fund operating expenses were expected to be lower than those for Strategic Allocation.

The Trustees considered the relative asset size of each Fund, including the benefits of investing in a fund with a higher combined level of assets for current shareholders of Strategic Allocation.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

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•	the fact that Strategic Allocation and Tactical Allocation have similar investment objectives and principal investment strategies;

•	the fact that the Funds will share the expenses incurred in connection with the Reorganization pro rata based on assets under management;

•	the benefits to shareholders, including from operating efficiencies, which may be achieved from combining the Funds;

•	the fact that Tactical Allocation will assume all of the liabilities of Strategic Allocation;

•	the fact that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes; and

•	alternatives available to shareholders of Strategic Allocation, including the ability to redeem their shares.

During their consideration of the Reorganization, the Disinterested Trustees consulted with their independent legal counsel, as appropriate.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Strategic Allocation and its shareholders. Consequently, they unanimously approved the Plan.

The Trustees of the Trust have also approved the Plan on behalf of Tactical Allocation, after concluding that the proposed Reorganization would be in the best interests of Tactical Allocation and its shareholders.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

The Plan provides that all of the assets of Strategic Allocation will be acquired by Tactical Allocation in exchange for Class A and Class C shares of Tactical Allocation and the assumption by Tactical Allocation of all of the liabilities of Strategic Allocation on or about January 25, 2019, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Strategic Allocation will endeavor to discharge all of its known liabilities and obligations. Strategic Allocation will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

At or prior to the Closing Date, Strategic Allocation will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

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The number of full and fractional shares of each class of Tactical Allocation to be received by the shareholders of Strategic Allocation will be determined by dividing the net assets of Strategic Allocation by the net asset value of a share of Tactical Allocation. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Virtus Fund Services, LLC (“Virtus Fund Services”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Tactical Allocation, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to Tactical Allocation, Strategic Allocation will liquidate and distribute pro rata to its shareholders as of the close of business on the Closing Date the full and fractional shares of Tactical Allocation received by Strategic Allocation. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Strategic Allocation’s shareholders on the share records of Tactical Allocation or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Tactical Allocation due to Strategic Allocation’s shareholders. All issued and outstanding shares of Strategic Allocation will be canceled. The shares of Tactical Allocation to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Strategic Allocation will be terminated as a series of the Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including accuracy of various representations and warranties, and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of the Funds; (b) by either Tactical Allocation or Strategic Allocation if the Reorganization has not occurred on or before June 30, 2019, unless such date is extended by mutual agreement of Tactical Allocation and Strategic Allocation; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

If the Reorganization is not consummated, then the officers of the Funds, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses.

If the Reorganization is not consummated, the Trustees of the Trust will consider other possible courses of action in the best interests of Strategic Allocation and its shareholders.

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Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, for U.S. federal income tax purposes and based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Code, and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result:

1.	No gain or loss will be recognized by Tactical Allocation upon the receipt of the assets of Strategic Allocation solely in exchange for the shares of Tactical Allocation and the assumption by Tactical Allocation of the liabilities of Strategic Allocation;

2.	No gain or loss will be recognized by Strategic Allocation on the transfer of its assets to Tactical Allocation in exchange for Tactical Allocation’s shares and the assumption by Tactical Allocation of the liabilities of Strategic Allocation or upon the distribution of Tactical Allocation’s shares to Strategic Allocation’s shareholders in exchange for their shares of Strategic Allocation;

3.	No gain or loss will be recognized by Strategic Allocation's shareholders upon the exchange of their shares of Strategic Allocation for shares of Tactical Allocation in liquidation of Strategic Allocation;

4.	The aggregate tax basis of the shares of Tactical Allocation received by each shareholder of Strategic Allocation pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Strategic Allocation held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Tactical Allocation received by each shareholder of Strategic Allocation will include the period during which the shares of Strategic Allocation exchanged therefor were held by such shareholder (provided that the shares of Strategic Allocation are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of Strategic Allocation acquired by Tactical Allocation will be the same as the tax basis of such assets to Strategic Allocation immediately prior to the Reorganization, and the holding period of such assets in the hands of Tactical Allocation will include the period during which the assets were held by Strategic Allocation.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, Strategic Allocation would recognize gain or loss on the transfer of its assets to Tactical Allocation and each shareholder of Strategic Allocation would recognize a taxable gain or loss equal to the difference between its tax basis in its Strategic Allocation shares and the fair market value of the shares of Tactical Allocation it received.

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Tactical Allocation’s utilization after the Reorganization of any pre-Reorganization losses realized by Tactical Allocation to offset income or gain realized by Strategic Allocation could be subject to limitation. Shareholders of Strategic Allocation should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Pro Forma Capitalization

The following table sets forth the capitalization of the Funds as of September 30, 2018, and the capitalization of Tactical Allocation on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.595 Class A shares and 1.536 Class C shares of Tactical Allocation for each Class A and Class C share, respectively, of Strategic Allocation.

Capitalization of Strategic Allocation, Tactical Allocation and

Tactical Allocation (Pro Forma)

	Strategic Allocation	Tactical Allocation	Adjustments		Tactical Allocation (Pro Forma) After Reorganization
Net Assets (in 000s)
Class A	$447,974	$146,854	($50)	(a)	$594,778
Class C	$28,449	$3,736	($3)	(a)	$32,182
Total Net Assets	$476,423	$150,590	($53)		$626,961

Net Asset Value Per Share
Class A	$15.41	$9.66			$9.66
Class C	$15.25	$9.93			$9.93

Shares Outstanding (in 000s)
Class A	29,079	15,207	17,309	(b)	61,595
Class C	1,865	376	1,001	(b)	3,242
Total Shares Outstanding	30,944	15,583	18,310		64,837

(a)	Reflects Reorganization costs to be borne by the Funds.

(b)	Reflects change in shares outstanding due to an increase of Class A and Class C shares of Tactical Allocation in exchange for Class A and Class C shares, respectively, of Strategic Allocation based on the net asset value of Tactical Allocation’s Class A and Class C shares, respectively, at September 30, 2018.

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The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

VP Distributors, LLC (“VP Distributors”), an affiliate of Virtus Investment Partners, Inc. and VIA, serves as the national distributor of the Funds’ shares. VP Distributors distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Each class of shares of the Funds has a separate distribution arrangement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of Strategic Allocation owning Class A or Class C shares will receive Class A or Class C shares, respectively, of Tactical Allocation. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Purchases of $1,000,000 or more of Class A Shares on which a finder’s fee has been paid may incur a 1.00% deferred sales charge if the shares are redeemed within 18 months of purchase. No front end sales load is applied to purchases of $1,000,000 or more. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. Class A Shares are also subject to an ongoing distribution and/or services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A shares.

Class C shares are sold without a front-end sales charge and are subject to a 1.00% contingent deferred sales charge (“CDSC”) if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Tactical Allocation will be added to the length of time you held shares in Strategic Allocation. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Strategic Allocation. Class C shares are also subject to an ongoing distribution and/or services fee at an aggregate annual rate of up to 1.00% of the applicable Fund’s aggregate average daily net assets attributable to Class C shares.

Effective January 1, 2019, with certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A Shares after 10 years. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

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In addition, certain Class C Shares may be exchangeable in advance of the 10 year anniversary. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the fund, and not through a financial intermediary, for fewer than 10 years may be exchanged for Class A Shares at the fund’s or transfer agent’s discretion if (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.

All conversions and exchanges from Class C Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this Prospectus/Information Statement, conversions and exchanges from Class C Shares to Class A Shares of the same fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax advisors regarding their own tax considerations.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A and Class C shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Tactical Allocation.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in the Funds’ Prospectuses. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any applicable CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Funds’ Prospectuses. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200 as a result of redemption activity, subject to written notice within 60 days. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

The Funds currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Virtus Mutual Funds. Class C shares of the Funds are also exchangeable for Class C1 shares of those Virtus Mutual Funds offering them.

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On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.

Dividend Policy

The Funds distribute net investment income quarterly. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and Tactical Allocation intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any U.S. federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Tactical Allocation and Strategic Allocation are separate series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. The Trust is governed by its Declaration of Trust and By-Laws, Board of Trustees, Delaware law, and U.S. federal law. The Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of Strategic Allocation, Tactical Allocation and nine other mutual funds of various asset classes.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest of one or more series, with no par value. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees and other class-specific expenses. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

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Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust’s Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of a Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

The Trust, on behalf of Tactical Allocation and Strategic Allocation, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Trust’s Declaration of Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

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The Trust’s Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

Under certain circumstances, the Trustees of the Trust may also terminate the Trust, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Trust’s Declaration of Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of the Trust, each Trustee of the Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. The Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Trust, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of the Trust, and Delaware and U.S. federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and U.S. federal law, as applicable law, directly for more complete information.

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Shareholder Information

As of January 10, 2019, the total number of shares of Strategic Allocation and Tactical Allocation outstanding was as follows:

	Number of Shares
	Strategic Allocation	Tactical Allocation
Class A	29,785,263.936	14,993,092.938
Class C	1,496,347.304	364,914,204
Total	31,281,611.240	15,358,007.142

As of January 10, 2019, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Strategic Allocation.

As of January 10, 2019, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Tactical Allocation.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of Strategic Allocation and Tactical Allocation as of January 10, 2019, were as follows:

Strategic Allocation

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	C	204,608.688	13.67%	10.99%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	A	1,754,239.325	5.89%	3.92%
	C	103,940.320	6.95%	5.58%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	C	144,579.231	9.66%	7.77%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM xxxxx015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	C	209,015.424	13.97%	11.23%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	C	390,669.530	26.11%	20.99%

Tactical Allocation

Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	A	811,296.828	5.41%	1.81%
	C	107,216.730	29.38%	5.76%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	A	1,186,648.419	7.91%	2.65%
	C	28,676.458	7.86%	1.54%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	C	45,622.539	12.50%	2.45%
UBS WM USA xxx xxxxx 6100 SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	C	39,245.207	10.75%	2.11%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	A	994,632.327	6.63%	2.22%
	C	69,548.594	19.06%	3.74%

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FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to Strategic Allocation, for the year ended September 30, 2018, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The Annual Report of the Trust relating to Tactical Allocation, for the year ended September 30, 2018, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Tactical Allocation will be passed upon by Kevin J. Carr, Esq., Senior Vice President, Chief Legal Officer, Counsel, and Secretary of the Trust.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of any of these documents can be obtained without charge from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of such materials can also be obtained at prescribed rates by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

January 11, 2019

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EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 14th day of November, 2018, by and among Virtus Equity Trust (the “Trust”), a Delaware statutory trust, with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of Virtus Tactical Allocation Fund (the “Acquiring Fund”), a separate series of the Trust, and Virtus Strategic Allocation Fund (the “Acquired Fund”), a separate series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1           Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

A- 1

1.2           The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3           The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4            Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6           Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1           The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Trust’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

A- 2

2.2           The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4           Virtus Fund Services, LLC (“VFS”) shall make all computations of value, in its capacity as administrator for the Trust.

3.	CLOSING AND CLOSING DATE

3.1           The Closing Date shall be January 25, 2019, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of VIA or at such other time and/or place as the parties may agree.

3.2           The Trust shall direct Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3           The Trust shall direct VFS in its capacity as transfer agent for the Trust (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

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3.4           In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1           The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a)           The Acquired Fund is duly organized as a series of the Trust, which is a Delaware trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b)           The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)            On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

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(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)           Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2018 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)             Since September 30, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)             For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

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(m)          All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)           The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2           The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)           The Acquiring Fund is duly organized as a series of the Trust, which is a Delaware trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Trust Instrument to own all of its assets and to carry on its business as it is now being conducted;

(b)           The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

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(e)           The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)            Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g)           On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h)           The audited financial statements of the Acquiring Fund at September 30, 2018 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i)            Since September 30, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

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(k)           For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l)            All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)          The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o)           The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND

5.1           The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2           If necessary, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

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5.3           The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4           The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.5           Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6           As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7           The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8           The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

6.1           The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2           Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3           The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4           The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

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6.5           The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1           All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2           The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3           The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1           All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2           The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

8.3.          The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4           The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

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8.5           The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of the Trust’s Trust Instrument, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund, may waive the conditions set forth in this paragraph 9.1;

9.2           On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each Trust, on behalf of both the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5           The parties shall have received the opinion of Sullivan & Worcester, LLP (“Special Tax Counsel”), addressed to each Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement should, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Special Tax Counsel shall request of each Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.

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10.	BROKERAGE FEES AND EXPENSES

10.1         The Trust, on behalf of both the Acquired Fund and the Acquiring Fund, represent and warrant both that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2         The expenses relating to the proposed Reorganization will be shared between the Acquired Fund and Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3         In the event the transactions contemplated by this Agreement are not consummated, then the officers of the Acquired Fund and Acquiring Fund, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1         The Trust on behalf of the Acquiring Fund and the Acquired Fund have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2         The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 30, 2019 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of each of their Board of Trustees, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.

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14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of each Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the receiving party in care of Virtus Fund Services, LLC, 100 Pearl Street, Hartford, CT 06103, Attn: Counsel.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5         It is expressly agreed that the obligations of the respective parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of each such party personally, but shall bind only the property of the respective party, as provided in each Trust Instrument. The execution and delivery by such officers of the respective parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the each such party as provided in each Trust Instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer all as of the date first written above.

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VIRTUS EQUITY TRUST, on behalf of its series Virtus Tactical Allocation Fund

By:	/s/ W. Patrick Bradley
Name:	W. Patrick Bradley
Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS EQUITY TRUST, on behalf of its series Virtus Strategic Allocation Fund

By:	/s/ Francis G. Waltman
Name:	Francis G. Waltman
Title:	Executive Vice President

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STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

VIRTUS STRATEGIC ALLOCATION FUND

a series of

VIRTUS EQUITY TRUST
c/o VP Distributors, LLC
101 Munson Street
Greenfield, Massachusetts 01301
(800) 243-1574

By and In Exchange For Shares of

VIRTUS TACTICAL ALLOCATION FUND

a series of

VIRTUS EQUITY TRUST

c/o VP Distributors, LLC
101 Munson Street
Greenfield, Massachusetts 01301
(800) 243-1574

This Statement of Additional Information, dated January 11, 2019, relating specifically to the proposed transfer of the assets and liabilities of Virtus Strategic Allocation Fund (“Strategic Allocation”), a series of Virtus Equity Trust (the “Trust”), to Virtus Tactical Allocation Fund (“Tactical Allocation”), a separate series of the Trust, in exchange for Class A and Class C shares of beneficial interest, no par value, of Tactical Allocation (to be issued to holders of shares of Strategic Allocation), consists of the information set forth below pertaining to Strategic Allocation and Tactical Allocation and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of the Trust relating to Strategic Allocation and Tactical Allocation, dated March 6, 2018, as supplemented;

(2)	Annual Report of the Trust relating to Strategic Allocation for the year ended September 30, 2018;

(3)	Annual Report of the Trust relating to Tactical Allocation for the year ended September 30, 2018; and

(4)	Pro Forma Financial Information dated as of September 30, 2018 (attached hereto).

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Strategic Allocation and Tactical Allocation dated January 11, 2019. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

Pro Forma Financial Information for the Period Ending September 30, 2018

Combination of Virtus Strategic Allocation Fund into Virtus Tactical Allocation Fund (in thousands)

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report of Virtus Equity Trust with respect to Virtus Strategic Allocation Fund (“Strategic Allocation”) and Virtus Tactical Allocation Fund (“Tactical Allocation” and together with Strategic Allocation, the “Funds”) dated September 30, 2018, which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the period September 30, 2018 is intended to present ratios and supplemental data as if the reorganization of Strategic Allocation into Tactical Allocation (the “Reorganization”) had taken place on September 30, 2018. The Reorganization is intended to allow shareholders of Strategic Allocation to own a fund that is similar in style and with a greater amount of combined assets after the Reorganization.

The Funds have the same investment adviser, subadviser, distributor, administrator, transfer agent, and custodian. Each of such service providers has entered into an agreement with the Funds which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of September 30, 2018, the net assets of Strategic Allocation were $476.423 million and of Tactical Allocation were $150.590 million. The net assets of the combined fund as of September 30, 2018 would have been $627.013 million. Tactical Allocation’s net asset value per share after the Reorganization assumes the increase of shares of Tactical Allocation at September 30, 2018 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets (in 000s), as of September 30, 2018, of Strategic Allocation of $447,974 and $28,449 for Class A and Class C, respectively, and the net assets of Tactical Allocation of $146,854 and $3,736 for Class A and Class C, respectively. Shares of Tactical Allocation (in 000s) were increased by 46,388 for Class A and 2,866 for Class C, in exchange for Class A and Class C, respectively of Strategic Allocation.

On a pro forma basis for the twelve months ended September 30, 2018, the proposed Reorganization would result in a decrease of $60,530, in other operating expenses.

Strategic Allocation’s gross annual operating expenses as of September 30, 2018 were 1.09% and 1.86%, for Class A and Class C, respectively. Tactical Allocation’s gross annual operating expenses were 1.28% and 2.06%, for Class A and Class C, respectively. As a result of the Reorganization, Tactical Allocations’ expenses are expected to decrease to 1.10% and 1.86%, for Class A and Class C, respectively, on a pro forma basis. Effective immediately after the Reorganization, the Adviser has contractually agreed to limit total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) of Tactical Allocation so that expenses do not exceed, on an annualized basis, 1.15% and 1.90%, for Class A and Class C shares, respectively, through January 31, 2021.

The costs of the Reorganization are estimated to be $52,500, and will be borne by the Funds pro rata based on assets under management.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. The accounting survivor in the proposed Reorganization will be Tactical Allocation.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan should, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.